Subsequent Events	3 Months Ended
Mar. 31, 2015
Subsequent Events [Abstract]
Subsequent Events

Note 11. Subsequent Events

In April 2015, the Company purchased the rights in land and a new building under construction in Rehovot, Israel (the “new Rehovot Property”) for a total consideration of approximately $38 million. The new Rehovot Property includes 11,700 square meters (approximately 126,000 square feet) of new building space under construction and additional building rights of 36,000 square meters (approximately 387,500 square feet). The new Rehovot Property will house the Company's Israeli headquarters, research and development facilities and certain manufacturing activities.

In April 2015, the Company borrowed $125 million under its five-year revolving credit facility to support the funding of its expected growing business. Including amounts previously borrowed, the Company has $175 million principal amount of debt outstanding under the revolving credit facility, which provides a principal amount for revolving credit loans of up to $250 million.

In April 2015, the Company initiated a reorganization plan within MakerBot that is intended to focus efforts at MakerBot on improving and iterating products, growing the 3D ecosystem, and expand its presence in the professional, education and consumer markets (“MakerBot Reorganization”). This reorganization initiative includes a reduction in the number of MakerBot employees and closing of MakerBot's three retail stores. Through the MakerBot Reorganization, the Company expects to achieve costs savings, economies of scale and to better position its market penetration. Costs related to the MakerBot Reorganization will be incurred commencing the second quarter of 2015.